EXHIBIT 32.2

CFO 1350 Certification

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ainos, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2023	/s/ Hui-Lan Wu	Chief Financial Officer (Principal Financial Officer)
Hui-Lan Wu

A signed original of this written statement required by Section 906 has been provided to Ainos, Inc. and will be retained by Ainos, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.